Goodwill and Finite Lived Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Finite Lived Intangible Assets

9. Goodwill and Finite Lived Intangible Assets

The Company assesses the carrying amount of its goodwill for potential impairment annually or more frequently if events or a change in circumstances indicate that impairment may have occurred. The Company performs an impairment test for finite-lived assets, such as intangible assets, and other long-lived assets, such as fixed assets, whenever events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

The Company has only one operating and reporting unit that earns revenues, incurs expenses and makes available discrete financial information for review by the Company’s chief operating decision maker. Accordingly, the Company completes its goodwill impairment testing on this single reporting unit.

In conducting the annual impairment test of the Company’s goodwill, qualitative factors are first examined to determine whether the existence of events or circumstances indicates that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, a two-step impairment test is applied. In the first step, the Company calculates the fair value of the reporting unit and compares that amount with the reporting unit’s carrying amount, including goodwill. If the carrying amount exceeds the fair value, the Company performs the second step of measuring the amount of the goodwill impairment loss, if any, by comparing the implied fair value of the reporting unit’s goodwill to the carrying amount of goodwill. This requires performing a hypothetical application of the acquisition method to determine the implied fair value of goodwill after measuring the reporting unit’s identifiable assets and liabilities.

The Company had recorded Goodwill of $204,000 as of December 31, 2016 and December 31, 2015. The Company conducted its annual goodwill impairment test as of December 31, 2016 and determined there to be no impairment related to the Company’s goodwill.

For the years ended December 31, 2016 and 2015, the Company recognized impairment charges of approximately $87,000 and $216,000, respectively related to certain customer contracts acquired in the acquisition of the Select Mobile Money business in March 2014. In determining the impairment loss, the Company reviewed all circumstances, including the undiscounted cash flows it expects to derive from those contracts going forward.

Identified intangible assets are summarized as follows:

	Amortizable	December 31, 2016
	Period	Gross	Accumulated	Net
(Dollar amounts in thousands)	(years)	Assets	Amortization	Assets

Customer Contracts	3	$549	$(526)	$23
Proprietary Software	3	917	(864)	53
Total identified intangible assets		$1,466	$(1,390)	$76

	Amortizable	December 31, 2015
	Period	Gross	Accumulated	Net
(Dollar amounts in thousands)	(years)	Assets	Amortization	Assets

Customer Contracts	3 - 5	$784	$(510)	$274
Proprietary Software	3	917	(559)	358
Total identified intangible assets		$1,701	$(1,069)	$632

Amortization and impairment expense for identified intangible assets is summarized below:

	Year Ended		Statement of
			Operations
(In thousands)	December 31, 2016	December 31, 2015	Classification

Customer Contracts	$250	499	Cost of Revenue
Proprietary Software	306	306	Cost of Revenue
Total	$556	805

Based on the identified intangible assets recorded at December 31, 2016, future amortization expense is expected to be as follows (in thousands):

2017	$76